UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2025

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

Maine
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

223 Main Street	Damariscotta	Maine	04543
(Address of principal executive offices)			(Zip Code)
(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuit to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FNLC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Page 1
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits Page 1

Signatures                      Page 2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, Ingrid Wilbur Kachmar was elected to the Board of Directors of The First Bancorp (the “Company”) and its subsidiary First National Bank (the “Bank”). Mrs. Kachmar will serve as a member of the Board of Directors of the Company and Bank until the 2025 Annual Meeting of Shareholders where she will stand for election along with the entire slate of directors.

There are no understandings or arrangements between Mrs. Kachmar and any other persons pursuant to which Mrs. Kachmar was selected as a director of the Company.
Mrs. Kachmar has served as the Executive Director of the Harbor House Community Service Center in Southwest Harbor, ME since 2011. Prior to joining Harbor House, she owned and operated several retail stores, and along with her husband owned and operated Wilbur Yachts. Mrs. Kachmar, along with her husband, currently holds a variety of real estate investments in the Hancock County area. Certain entities with which Mrs. Kachmar is affiliated have loans with the Bank, each of which were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

Please refer to exhibit 99.1 filed with this report for the Company’s press release announcing the appointment of Mrs. Kachmar as a director of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
-----------

Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
---------------------
Richard M. Elder
Executive Vice President & Chief Financial Officer
February 19, 2025